yeSECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2009

GSV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23901	13-3979226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Post Road, Westport, CT		06880
(Address of Principal Executive Offices)		(Zip Code)

(203) 221-2690
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On April 16, 2009, GSV, Inc. (“GSV”) and Brooks Station Holdings, Inc. (“Brooks Station”) entered into an agreement dated April 16, 2009 (the “Waiver and Extension Agreement”), pursuant to which GSV and Brooks Station agreed to amend and restate the terms of an amended and restated 8% promissory note in the principal amount of $150,000 (the “Second Amended and Restated Note”) in the form of a substitute note (the “Third Amended and Restated Note”) dated as of March 1, 2009.  Pursuant to the Waiver and Extension Agreement, Brooks Station agreed to extend the maturity date of the Second Amended and Restated Note from March 1, 2009, to September 1, 2009, and to waive any claim against GSV or its assets arising from GSV’s failure to repay the Second Amended and Restated Note on the maturity date.  Also, pursuant to the Waiver and Extension Agreement, GSV and Brooks Station agreed to amend a security agreement between them to provide that Brooks Station’s security interest in GSV’s assets would continue to support GSV’s obligations under the Third Amended and Restated Note.

Contemporaneously with the execution of the Waiver and Extension Agreement, GSV paid Brooks Station $10,000 of the principal balance of the Second Amended and Restated Note, thus reducing the outstanding principal balance of the Third Amended and Restated Note to $140,000.  As of March 1, 2009, the accrued and unpaid interest of the Third Amended and Restated Note was $15,878.  The Third Amended and Restated Note provides that upon the occurrence of an event of default, all amounts remaining unpaid on the Third Amended and Restated Note shall become immediately due and payable.  Events of default include GSV’s application for appointment of a receiver, GSV’s admission in writing of its inability to pay its debts as they become due, GSV’s making of a general assignment for the benefit of creditors, the filing against GSV of an involuntary petition in bankruptcy or other insolvency proceeding, or a petition or an answer seeking reorganization or an arrangement with creditors, the filing by GSV of an application for judicial dissolution or the entry of an order, judgment or decree by any court of competent jurisdiction approving a petition seeking reorganization of GSV or all or a substantial part of the properties or assets of GSV or appointing a receiver, trustee or liquidator for GSV.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

10.1	Agreement dated April 16, 2009, between GSV, Inc. and Brooks Station Holdings, Inc.

10.2	Third Amended and Restated Promissory Note, dated as of March 1, 2009, between GSV, Inc. and Brooks Station Holdings, Inc.

Forward-Looking Statements

Some of the statements in this document are forward-looking statements that involve risks and uncertainties.  These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact.  You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions.  We cannot guarantee our future results, performance or achievements.  Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements.  You are cautioned not to place undue reliance on any forward-looking statements.  Potential risks and uncertainties that could affect our future operating results include, but are not limited to, our limited operating history, history of losses, need to raise additional capital, and the high risk nature of our business, as well as other risks described in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSV, INC. (Registrant)

Dated: April 21, 2009	By:	/s/ Gilad Gat
Gilad Gat
Chief Executive Officer
(Principal Executive Officer)